U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 25, 2002


                           NEOMEDIA TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



     DELAWARE                      0-21743                      36-3680347
     ---------------------------------------------------------------------
     (State or Other       (Commission File Number)          (IRS Employer
      Jurisdiction                                         Identification No.)
     Incorporation)



            2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA 33901
            --------------------------------------------------------
            (Address of Principal Executive Offices) (Zip Code)

                               (941) - 337-3434
              ---------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM 5.   OTHER EVENTS.

On June 25, 2002, NeoMedia Technologies, Inc. (the "Company") announced that its board of directors has elected Charles T. Jensen as President and Chief
Operating Officer, as well as acting Chief Executive Officer, and that David Dodge has been named Vice President and Chief Financial Officer. See the attached press release (Exhibit 02.1) for additional information.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Neomedia Technologies, Inc.
                                       -----------------------------------------
                                            (Registrant)

Date: June 25, 2002                         By:/s/ Charles T. Jensen
      -------------                            ---------------------------------
                                            Charles T. Jensen, President, Chief
                                            Operating Officer, and Director



                                  EXHIBIT INDEX

Sequential            Exhibit
Page Number           Document
-----------           --------

       5                02.1           NeoMedia Technologies, Inc. press release
                                       dated June 25, 2002

                                  EXHIBIT 02.1

For Immediate Release
---------------------

Press Contacts:              Chuck Jensen                   David A. Kaminer
---------------              Neomedia Technologies, Inc.    The Kaminer Group
                             +(941) 337-3434                +(914) 684-1934
                             cjensen@neom.com               dkaminer@kamgrp.com
                             ----------------               -------------------


          NEOMEDIA TECHNOLOGIES NAMES CHARLES T. JENSEN PRESIDENT, COO
            AND ACTING CEO AFTER GRANTING TEMPORARY LEAVE OF ABSENCE
                  FROM CEO DUTIES TO CHAIRMAN CHARLES W. FRITZ

FT. MEYERS, FL, June 26, 2002 -- NeoMedia Technologies, Inc. (OTC BB: NEOM), said today that its chairman, Charles W. Fritz, has asked for and been granted a temporary leave of absence from his responsibilities as chief executive officer by the company's Board, which, concurrently, elected Charles T. "Chuck" Jensen president and chief operating officer, and also named him acting CEO.
       Fritz, who founded NeoMedia, an international leader in print-to-Internet technology, was granted a 90-day leave of absence for personal reasons. The company said Fritz plans to resume his CEO responsibilities on or about September 15, 2002.
       Jensen, with NeoMedia since its IPO in November of 1995, had been vice president, chief financial office and treasurer. He has more than three decades of financial, accounting and business leadership experience, including being treasurer and CFO for several companies and serving with Price Waterhouse. Jensen has a B.B.A. in Accounting from Western Michigan University and is a Certified Public Accountant.
       NeoMedia also promoted David Dodge to vice president and CFO. Dodge, who retains responsibilities as controller, was previously an auditor with Ernst & Young LLP. He holds a B.A. in economics from Yale University, an M.S. in Accounting from the University of Hartford, and is a certified public accountant.
       "These changes will strengthen NeoMedia at a time when the major forward challenges are essentially finance-related," said Fritz. "We also are confident that Chuck Jensen's past experience at other companies will contribute to successful operations at NeoMedia."

About Neomedia Technologies
---------------------------
NeoMedia Technologies, Inc. (WWW.NEOM.COM) develops technologies that link physical information and objects to the Internet, marketing services under the PaperClick(TM) trademark. In addition, NeoMedia's Systems Integration Group specializes in Open and Storage System solutions and automating print production operations.

This press release  contains  forward-looking  statements  within the meaning of section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. With the exception of historical information contained herein, the matters discussed in this press release involve risk and uncertainties. Actual results could differ materially from those expressed in any forward-looking statement.
                                        #
PAPERCLICK IS A TRADEMARK OF NEOMEDIA TECHNOLOGIES, INC.


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